Investor Presentation October 2016 Exhibit 99.1

Certain information included in this presentation may constitute forward - looking statements within the meaning of Section 27 A of the Securities Act of 1933 , as amended, Section 21 E of the Securities Exchange Act of 1934 , as amended, and the Private Securities Litigation Reform Act of 1995 . These forward - looking statements generally can be identified by use of phrases or terminology such as "intend" or other similar words or the negative of such terminology . Similarly, descriptions of Medifast's objectives, strategies, plans, goals or targets contained herein are also considered forward - looking statements . Medifast believes this presentation should be read in conjunction with all of its filings with the United States Securities and Exchange Commission and cautions its readers that these forward - looking statements are subject to certain events, risks, uncertainties, and other factors . Some of these factors include, among others, Medifast's inability to attract and retain independent Health Coaches and Members, stability in the pricing of print, TV and Direct Mail marketing initiatives affecting the cost to acquire customers, increases in competition, litigation, regulatory changes, and its planned growth into new domestic and international markets and new channels of distribution . Although Medifast believes that the expectations, statements, and assumptions reflected in these forward - looking statements are reasonable, it cautions readers to always consider all of the risk factors and any other cautionary statements carefully in evaluating each forward - looking statement in this presentation, as well as those set forth in its latest Annual Report on Form 10 - K, and other filings filed with the United States Securities and Exchange Commission, including its current reports on Form 8 - K . Safe Harbor Statement 2

Michael MacDonald, Executive Chairman Timothy Robinson, Chief Financial Officer 3 Executive Team Presenters

» Company Highlights » Focus On Execution… Medifast’s Business Evolution » Weight Loss & Weight Maintenance Options for Success » Financial Highlights » Well Positioned for Future Growth 4 Agenda

Medifast Confidential 5 COMPANY HIGHLIGHTS

Daniel (“Dan”) R. Chard • Appointed Chief Executive Officer and a member of the Board of Directors effective October 3, 2016 • Brings over 25 years of direct selling and consumer products experience • Spent 17 years at Nu Skin and held various leadership roles including President, Global Sales & Operations from 2006 to 2015 • Recently served as President & Chief Operating Officer of PartyLite , an affiliate of a portfolio company of The Carlyle Group • B.A. from Brigham Young University; M.B.A. from the University of Minnesota 6 Seasoned Executive Joins Medifast

Medifast Today  Weight Management & Healthy Living Products Company  Four Business Units to Reach Customers  Vertically Integrated Manufacturing  In - house Innovation and Food Science  Industry - Leading Margins  Strong Balance Sheet  Share Repurchase Program  Quarterly Dividend of $0.25 per share Over 35 years of Empowering people with the right opportunities to enjoy the healthy life they deserve 7

Well Positioned for Future Growth Large , addressable and growing market Differentiated scientific approach to weight loss Highly efficacious product portfolio validated by customer referrals Diversified sales channels meeting distinct customer needs Low cost vertically integrated business model with state - of - the - art manufacturing infrastructure Highly variable cost base limiting downside Strong balance sheet and consistent cash flow generation Experienced management team 8 x X x X x X x X x X x X x X x X

Served Market Market Opportunity Total Market 1.5% Medifast share of served market $ 18 Bn Served Market ‣ Diet Foods/Meals ‣ Weight Loss Centers ‣ Low Calories Programs ‣ Medical Plans & Surgery ‣ Books & Videos Unserved Market: ‣ Diet Soft Drinks ‣ Artificial Sweeteners ‣ Health Club Revenues Sources: U.S. Census Data, CDC Data, IBIS World, MarketData $ 47 Bn $ 65 Bn 9

1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 America Striving to Be Healthy 2014 OBESITY as BMI% 1985 Diagnosed Diabetes Rate 2.9% 6.2% 10 Sources: CDC Behavioral Risk Factor Surveillance System (1985 to 2014 comparison subject to methodology changes in 2011) and Diabetes Surveillance System (Age Adjusted Rates)

11 Proven Products and Programs Over 20,000 Over Customers 1,000,000 Doctors have recommended Medifast products & programs Since 1980

12 Four Complementary Strategies to Reach Clients 57 Franchise Locations Medical Provider & Wholesale Direct Response and E - commerce 80% 14% 6% 1% TSFL Med Direct Franchise MWCC Medifast Wholesale Revenue by Business Unit 12,800 Independent Health Coaches Note: For the six months ended June 30, 2016 <

Medifast Confidential 13 FOCUS ON EXECUTION… MEDIFAST’S BUSINESS EVOLUTION

Areas of Execution in 2015 2 MAINTAINED PROFIT FOCUS  Completed Weight Control Center transition  Exercised cost discipline and manufacturing efficiencies 3 CREATED VALUE  Maintained strong balance sheet and cash flows  Repurchased stock  Initiated quarterly dividend in 4Q15 14 1 DELIVERED ON STRATEGIC PLAN  Initiated Channel differentiation and exclusivity to enable independent strategies  Strengthened Coach network  Enhanced Direct Response capabilities  Supported Weight Control Center Franchisees through transition away from Company owned locations

Medifast

Strategic Business Evolution

2011 | 2012 | 2013 | 2014 | 2015 | 2016 | Beyond

- **Focus on MWCC Growth**
  - Corporate: +48 Centers
  - Franchise: +14 Centers
- **"One Medifast" Strategy**
  - Internally created shared service model and technology platform to support all channels
  - Standardized products, offers, pricing and systems
  - Externally introduced opportunity for e-commerce customer to choose a sales channel for support

One Medifast "blurred" the lines of differentiation

- **MWCC Center Transition**
  - Corporate: -87 Centers
    - Sold: 41 Centers
    - Closed: 46 Centers
  - Franchise: +38 Centers
- **Product Launches**
  - Largest new product introduction year in 2014
  - Entered new categories, including healthy living

Heightened focus on sustainable profitability

- **Business Unit Focus**
  - Added channel expertise
  - Redefined brand, product & price distinction
- **Healthy Living**
  - Enter markets beyond weight loss
- **OPTAVIA™**
  - Exclusive lifestyle brand for Take Shape For Life division
- **Dan Chard, CEO effective 10/3/16**
  - Seasoned executive who possesses extensive direct selling industry and consumer products experience

Redefined new forms of differentiation

INTEGRITY EFFICACY RESPONSIBILITY VISION

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Medifast Confidential 16 WEIGHT LOSS & WEIGHT MAINTAINENCE OPTIONS FOR SUCCESS

Unique Direct Selling Model  12,800 i ndependent h ealth coaches  80% of total revenue  Healthy lifestyle f ocus  Supporting regional and n ational events  92% of orders go directly to clients, and 8% for coach’s own use  Coaches do not hold inventory  All commissions based on product sales  Attractive business opportunity 17

18 Introducing OPTA VIA™  Launch – Convention July 2016  Brand Transition – July 2016 – July 2017  Fully exclusive lifestyle brand and product offering that is only available to our Take Shape For Life family of Health C oaches and clients  Complete transition by July of 2017  Well positioned f or growth across the U.S. and opportunity for international expansion

19 OPTA VIA™ Fuelings  13 new innovative OPTA VIA™ Fuelings Each product contains :  No colors, flavors, sweeteners, or preservatives from artificial sources  No genetically engineered ingredients  A minimum of 250 million CFU of GanedenBC30® probiotic cultures per Fueling to help support your digestive and immune health  25 Vitamins and minerals  Premium ingredients from all over the world including Morocco, Bolivia, Indonesia and the Philippines  Provide the same scientifically proven nutritional profile as our existing portfolio of over 70 products Chia Bliss Smoothie

20 Re - energized Coach Network Convention 2016 largest event in the company's history - with more than 3,400 registered attendees, >20% growth y/y

Take Shape For Life – Strengthening Network For Growth 12% 13% 20% 20% 12% 10% 1% (0%) (4%) (12%) (11%) (12%) (9%) (3%) (0%) 5% 9% 10% Q1 12 Q2 12 Q3 12 Q4 12 Q1 13 Q2 13 Q3 13 Q4 13 Q1 14 Q2 14 Q3 14 Q4 14 Q1 15 Q2 15 Q3 15 Q4 15 Q1 16 Q2 16 21  Executed on 2015 Initiatives – Focus on New Coach Sponsorship - Each One Reach One – Unified & Simplified Training and Tools – Leadership Development – Alacrity Team – Price and Program differentiation  Leading indicators show continued strengthening of Coach network – New Coach Sponsorship – Coach Activity Rates – New Clients Net Sales Y/Y% Sixth consecutive quarter of improvement in revenue trend y/y

22 Medifast Direct  Direct Response Business Model  14% of Revenue  E - commerce Platform  Self - Directed Program  Driven by Advertising/Promotion  Launched New Achieve P rogram  Continuity Options for the Customer and Incentives to S tay on P lan

23 Medifast Weight Control Center Franchises  Local C enters for 1 - to - 1 Counseling  Supervised Medifast Programs  Onsite Product Purchasing  57 Franchise Centers in the U.S.  6% of Total Revenue As of 6/30/2016

2016 Strategy 24  C ontinue to build direct response capabilities through new ecommerce technology platform and smart merchandising  New efforts to stabilize customer acquisition trends  Launch new advertising campaign: “Your Year”  Build on 2015 Momentum  Continue to enhance Coach experience through training and new systems  Introduce exclusive products that focus on key consumer health and wellness trends  Enhance and evolve the Take Shape For Life brand experience  OPTA VIA™ lifestyle brand launched July 2016  Support success of Franchisees  Work with franchisees on center business model innovation  Support local marketing efforts to assist with new client acquisition

Medifast Confidential 25 FINANCIAL OVERVIEW

P ositive Momentum Year - to - Date On 10/3/16 Announced We Expect to Meet or Exceed Third Quarter Guidance Continue to Expect a Return to Growth in 2016 2Q16 Financial Highlights x R evenue of $71.1 million in - line with expectations of $70 million to $73 million x Earnings per diluted share were $0.29 with adjusted earnings per diluted share coming in at $0.63 which was above expectations of $0.50 to $ 0.53 x 2016 annual guidance: reiterated revenues of $275 million to $282 million with earnings per share in the range of $1.38 to $1.43 and adjusted earnings per share raised to $1.79 to $ 1.84 x Expect annual savings of $2.2 million associated with corporate restructuring 26 Financial Highlights - Revenue from continuing operations - 2016 guidance for Non - GAAP EPS excludes $ 1 . 2 million of first - quarter 2016 restructuring costs, associated with separation payments for several senior executives and excludes a $ 6 . 1 million charge for the asset abandonment that occurred in 2 Q 16 - Restructuring excludes $ 1 . 2 million of anticipated restructuring costs associated with separation agreements for several senior executives realized in 1 Q 16

27 2011 - 2015 Revenue - Revenue from continuing operations . 2011 2012 2013 2014 2015 FY16 Guidance $ in millions $273 $319 $324 $285 $273 $275 to $282 $0 $50 $100 $150 $200 $250 $300 $350

$1.60 $1.34 $1.96 $1.65 $1.62 $1.38 to $1.43 28 2011 - 2015 EPS - EPS from continuing operations . 2011 2012 2013 2014 2015 FY16 Guidance

$1.60 $1.75 $1.96 $1.89 $1.73 $1.79 to $1.84 29 2011 - 2015 Adjusted EPS - EPS from continuing operations . - 2012 Non - GAAP EPS excludes two non - recurring items, including a FTC settlement recorded in the second quarter and a sales tax accrual in the fourth quarter . Reported EPS $ 1 . 34 . - 2014 Non - GAAP EPS excludes the net of tax items of $ 1 . 3 million accrual for franchise loan default guaranteed by Medifast and the $ 1 . 8 million in extraordinary legal and advisory expenses resulting from 13 D filings . Reported EPS $ 1 . 65 . - 2015 Non - GAAP EPS excludes $ 1 . 4 million in extraordinary legal and advisory expenses resulting from 13 D filings . Reported EPS $ 1 . 62 - 2016 guidance for Non - GAAP EPS excludes $ 1 . 2 million of restructuring costs associated with separation agreements with several senior executives and a $ 6 . 1 million noncash asset impairment expense 2011 2012 2013 2014 2015 FY16 Guidance

30 Strong Cash & Balance Sheet  $ 79.6M Cash & Investments  No Long - Term Debt  Low Working Capital Levels  Minimal CAPEX Requirements  Strong Free Cash Flows  Existing Stock Repurchase Program  Quarterly Cash Dividend of $0.25 per share Note: Cash and Investments as well as debt position as of 6/30/2016

Well Positioned for Future Growth Large , addressable and growing market Differentiated scientific approach to weight loss Highly efficacious product portfolio validated by customer referrals Diversified sales channels meeting distinct customer needs Low cost vertically integrated business model with state - of - the - art manufacturing infrastructure Highly variable cost base limiting downside Strong balance sheet and consistent cash flow generation Experienced management team, getting stronger 31 x X x X x X x X x X x X x X x X

Medifast

Key Management Additions



Dan Chard joined Medifast as **CEO and Board member** in October. Dan comes with an outstanding resume in Direct Selling having spent 17 years with NuSkin domestically and internationally in key executive roles. Dan takes over for Michael MacDonald who remains with Medifast as Executive Chairman.



Bill Baker joined Medifast in August as **EVP Information Technology**. Bill has a strong background in Direct Selling with Rodan & Fields and Arbonne International. Bill is driving our implementation of our new IT platform for Take Shape for Life, scheduled to go live in the first half of 2017 in addition to our new ecommerce engine for Med Direct scheduled to go live at the end of 2016.



Jeremy Rudd joined Medifast as **Vice President of Take Shape for Life Sales & Field Development** in October. Jeremy joins Medifast after leading growth initiatives at Melaleuca and Beach Body. Jeremy will be tasked with growing our field support capabilities and driving revenue growth throughout Take Shape For Life. Jeremy reports directly to Mona Ameli, President of Take Shape for Life.

INTEGRITY EFFICACY RESPONSIBILITY VISION
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33 Thank You